Bread Financial Second quarter 2023 results July 27, 2023 © 2 0 2 2 B r e a d F i n a n c i a l | C o n f i d e n t i a l & P r o p r i e t a r y 1 Ralph Andretta | President & CEO Perry Beberman | EVP & CFO Exhibit 99.2

2©2023 Bread Financial Forward-looking statements This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, future financial performance and outlook, future dividend declarations, and future economic conditions. We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that are difficult to predict and, in many cases, beyond our control. Accordingly, our actual results could differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. Factors that could cause the outcomes to differ materially include, but are not limited to, the following: macroeconomic conditions, including market conditions, inflation, rising interest rates, unemployment levels and the increased probability of a recession, and the related impact on consumer payment rates, savings rates and other behavior; global political and public health events and conditions, including the ongoing war in Ukraine and the continuing effects of the global COVID-19 pandemic; future credit performance, including the level of future delinquency and write-off rates; the loss of, or reduction in demand from, significant brand partners or customers in the highly competitive markets in which we compete; the concentration of our business in U.S. consumer credit; inaccuracies in the models and estimates on which we rely, including the amount of our Allowance for credit losses and our credit risk management models; the inability to realize the intended benefits of acquisitions, dispositions and other strategic initiatives; our level of indebtedness and ability to access financial or capital markets; pending and future legislation, regulation, supervisory guidance, and regulatory and legal actions, including, but not limited to, those related to financial regulatory reform and consumer financial services practices, as well as any such actions with respect to late fees, interchange fees or other charges; impacts arising from or relating to the transition of our credit card processing services to third party service providers that we completed in 2022; failures or breaches in our operational or security systems, including as a result of cyberattacks, unanticipated impacts from technology modernization projects or otherwise; and any tax liability, disputes or other adverse impacts arising out of or relating to the spinoff of our former LoyaltyOne segment or the recent bankruptcy filings of Loyalty Ventures Inc. and certain of its subsidiaries. The foregoing factors, along with other risks and uncertainties that could cause actual results to differ materially from those expressed or implied in forward-looking statements, are described in greater detail under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward- looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise. Non-GAAP financial measures We prepare our Consolidated Financial Statements in accordance with accounting principles generally accepted in the United States of America (GAAP). However, certain information included herein constitutes non-GAAP financial measures. Our calculations of non-GAAP financial measures may differ from the calculations of similarly titled measures by other companies. In particular, Pretax pre-provision earnings (PPNR) is calculated by increasing/decreasing Income from continuing operations before income taxes by the net provision/release in Provision for credit losses. PPNR less gain on portfolio sales then decreases PPNR by the gain on any portfolio sales in the period. We use PPNR and PPNR less gain on portfolio sales as metrics to evaluate our results of operations before income taxes, excluding the volatility that can occur within Provision for credit losses and the one- time nature of a gain on the sale of a portfolio. Tangible common equity over Tangible assets (TCE/TA) represents Total stockholders’ equity reduced by Goodwill and intangible assets, net, (TCE) divided by Tangible assets (TA), which is Total assets reduced by Goodwill and intangible assets, net. We use TCE/TA as a metric to evaluate the Company’s capital adequacy and estimate its ability to cover potential losses. Tangible book value per common share represents TCE divided by shares outstanding. We use Tangible book value per common share as a metric to estimate the Company’s potential value. We believe the use of these non-GAAP financial measures provide additional clarity in understanding our results of operations and trends. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, please see the “Reconciliation of GAAP to Non-GAAP Financial Measures”.

3©2023 Bread Financial 2Q23 key highlights Continued progress toward our long-term financial goals • Achieved major milestones in parent debt plan: ◦ Reduced unsecured debt by more than $500 million ◦ Refinanced our term loan and revolving line of credit ◦ Extended certain debt maturities • Tangible book value per share of $38.99; increased $7.24, or 23%, versus 2Q22 • Signed Dell Technologies, further diversifying our brand partner base Proactive risk management given macroeconomic pressures • Consumer spend is moderating as consumers are self-regulating and macroeconomic pressures build ◦ Strategically tightening credit to balance macroeconomic headwinds and returns • Closely monitoring impact of inflation, rising interest rates, and changes in spending • Our credit risk profile remains well above pre-pandemic levels due to diversification in products, including an increase in co-brand, and proactive responsible credit risk management

4©2023 Bread Financial 2023 focus areas Responsible growth Support organic growth and new brand partner launches that deliver long-term value Enhance balance sheet Build capital and continue to reduce parent-level debt; ensure proactive credit, liquidity, and interest rate risk management Strategically invest Deliver exceptional value and experiences through marketing, loyalty, and technology innovation Optimize data & technology Leverage new capabilities to create additional value and continue driving efficiencies

5©2023 Bread Financial Strong, stable funding base Growing online direct-to-consumer deposits; >90% FDIC insured Re-entered public ABS market and renewed conduit lines Diverse funding sources Executing our parent debt plan Refinanced term loan and revolving line of credit Convertible notes offering extended maturities Reduced total parent debt and leverage ratios Prudent balance sheet management Loan loss reserve materially higher Capital ratios significantly improved Increased direct-to- consumer deposits Reduced debt Strengthened balance sheet and funding mix +$4.8B -55% +3x +300bps DTC deposits since 1Q20 to $6.0 billion reserve rate increase since CECL Day 1 parent debt reduction since 1Q20 TCE/TA ratio increase since 1Q20 to 9.4%

6©2023 Bread Financial Second quarter 2023 financial highlights Continuing operations $952 million Revenue $64 million Income from continuing operations $1.27 Diluted EPS Year-over-year comparisons • Credit sales of $7.1 billion decreased 13%, reflecting the sale of the BJ's Wholesale Club portfolio in late February 2023, credit tightening, and moderating consumer spending, partially offset by new partner growth. • Second quarter average loans of $17.7 billion grew 4%, driven by the addition of new partners as well as further moderation in the consumer payment rate, partially offset by the sale of the BJ's portfolio. • Revenue increased $59 million, or 7%, resulting from higher average credit card and other loan balances and non-interest income partially offset by increased reversals of interest and fees resulting from higher gross losses. • Income from continuing operations increased $52 million. • Net loss rate in the quarter was impacted by the transition of our credit card processing services in June 2022, as expected. Note: Continuing operations excludes amounts associated with our former LoyaltyOne segment and our former Epsilon segment which previously have been disclosed as discontinued operations and are classified as discontinued operations in 2Q23.

Financial results

Continuing operations

($ in millions, except per share)	2Q23	2Q22	$ Chg	% Chg	YTD'23	YTD'22	$ Chg	% Chg
Total interest income	$ 1,197	$ 1,073	$ 124	12%	$ 2,531	$ 2,141	$ 390	18%
Total interest expense	205	95	110	nm	422	174	248	nm
Net interest income	**992**	**978**	**14**	**1%**	**2,109**	**1,967**	**142**	**7%**
Total non-interest income	(40)	(85)	45	(53%)	132	(153)	285	nm
Revenue	**952**	**893**	**59**	**7%**	**2,241**	**1,814**	**427**	**24%**
Net principal losses	351	238	113	48%	694	438	256	58%
Reserve (release) build	(15)	166	(181)	nm	(252)	160	(412)	nm
Provision for credit losses	336	404	(68)	(17%)	442	598	(156)	(26%)
Total non-interest expenses	530	473	57	12%	1,075	897	178	20%
Income before income taxes	**86**	**16**	**70**	**nm**	**724**	**319**	**405**	**nm**
Provision for income taxes	22	4	18	nm	205	95	110	nm
Net income	**$ 64**	**$ 12**	**$ 52**	**nm**	**$ 519**	**$ 224**	**$ 295**	**nm**
Net income per diluted share	$ 1.27	$ 0.25	$ 1.02	nm	$ 10.34	$ 4.47	$ 5.87	nm
Weighted avg. shares outstanding – diluted	50.3	49.9			50.2	50.0		
Pretax pre-provision earnings (PPNR)*	**$ 422**	**$ 420**	**$ 2**	**—%**	**$ 1,166**	**$ 917**	**$ 249**	**27%**
Less: Gain on portfolio sale	—	—	—	—%	(230)	—	(230)	nm
PPNR less gain on portfolio sale*	$ 422	$ 420	$ 2	—%	$ 936	$ 917	$ 19	2%

PPNR growth*


$420
$422
$917
$936
$230
+27%
+2%
2Q22
2Q23
YTD'22
YTD'23
$ in millions
PPNR less gain on portfolio sale
Gain on portfolio sale

** PPNR and PPNR less gain on portfolio sale are non-GAAP financial measures. See "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures".*
nm – Not meaningful, denoting a variance of 100 percent or more.

©2023 Bread Financial
7

8©2023 Bread Financial $17.1 $17.3 $17.4 $17.8 $18.2 $18.8 $20.3 $19.9 $17.8 Wholesale deposits Direct-to-consumer deposits Unsecured borrowings Secured borrowings 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 $18.8 $19.1 $19.8 $20.4 $21.0 $21.8 $23.6 $23.5 $21.3 Credit card and other loans Cash and investment securities 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Av er ag e in te re st -b ea rin g lia bi lit ie s ($ in b ill io ns ) Av er ag e in te re st -e ar ni ng a ss et s ($ in b ill io ns ) Interest-earning asset yields & mix 23.9% 25.6% 25.2% 25.6% 25.0% 27.2% 26.0% 26.6% 26.1% 19.5% 20.8% 20.6% 20.9% 20.5% 22.3% 22.4% 22.7% 22.5% 17.3% 18.9% 18.8% 19.4% 18.6% 19.9% 19.1% 19.0% 18.7% Loan yield Avg. earning asset yield Net interest margin Interest-bearing liability costs & funding mix 2.3% 2.1% 1.9% 1.8% 2.1% 2.8% 3.9% 4.4% 4.6% 1.8% 1.6% 1.4% 1.3% 1.5% 2.2% 3.1% 3.5% 3.9% Cost of total interest-bearing liabilities Cost of deposits Net interest margin 81% 81% 81% 81% 81% 81% 84% 83% 83% 19% 19% 19% 19% 19% 19% 16% 17% 17% 26% 28% 26% 28% 29% 26% 25% 23% 16% 17% 16% 14% 11% 11% 10% 10% 9% 10% 13% 15% 18% 19% 22% 27% 26% 28% 33% 44% 41% 42% 42% 38% 37% 39% 40% 41%

9©2023 Bread Financial ($ in b ill io ns ) Average direct-to-consumer deposits $2.3 $2.7 $3.1 $3.3 $3.9 $4.9 $5.4 $5.6 $5.8 1.0% 0.8% 0.8% 0.8% 1.1% 2.0% 2.9% 3.5% 4.0% Direct-to-consumer deposits Cost of direct-to-consumer deposits 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Direct-to-consumer deposit growth Strong growth in Bread SavingsTM direct-to-consumer deposits diversifies our funding mix Average direct-to-consumer deposit mix 36% 22% 45% 33% 2Q22 2Q23 % of total deposits % of total funding +51%

Credit quality and allowance

Delinquency rates


5 year peak rate: 6.0%
5 year avg rate: ~5.0%
5 year low rate: 3.3%
3.3%
3.8%
3.9%
4.1%
4.4%
5.7%
5.5%
5.7%
5.5%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23

Net loss rates


5 year peak rate: 8.0%
5 year avg rate: ~6.0%
5 year low rate: 3.9%
5.1%
3.9%
4.4%
4.8%
5.6%(1)
5.0%
6.3%
7.0%
8.0%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23

Reserve rates

($ in millions)


$1,635
$1,645
$1,832
$1,826
$1,992
$2,073
$2,464
$2,223
$2,208
10.4%
10.5%
10.5%
10.8%
11.2%
11.4%
11.5%
12.3%
12.3%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
ACL balance
Reserve rate(2)

Revolving credit risk distribution

(Vantage score)


10% 26% 64%
12% 26% 62%
12% 26% 62%
12% 27% 61%
12% 27% 61%
13% 27% 60%
12% 26% 62%
15% 27% 58%
14% 27% 59%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
Greater than 660
601-660
600 or below

(1) The 2Q22 Net loss rate includes a 30 basis point increase from the effects of the purchase of previously written-off accounts that were sold to a third-party debt collection agency.
(2) Calculated as the percentage of the Allowance for credit losses to end-of-period Credit card and other loans.

Note: Starting with 3Q22, the Delinquency and Net loss rates were impacted by the transition of our credit card processing services.

bread financial.

©2023 Bread Financial

10

11©2023 Bread Financial Enhanced credit risk management and underlying credit distribution Strengthened balance sheet and funding mixStrong corporate governance Prudent balance sheet management Expense discipline Proactive risk management Active recession readiness playbook Enhanced core capabilities Strengthened financial resilience Bread Financial is positioned to perform well through a full economic cycle Loan loss reserve materially higher Capital ratios significantly improved Increased mix of direct-to-consumer deposits Reduced debt levels Diversification across products and partners Prudent and proactive line management Credit mix shift to higher quality over time Well-established risk appetite metrics

12©2023 Bread Financial $ in billions Parent level debt outstanding $2.3 $2.4 $1.4 $0.6 $0.3 $0.9 $0.9 $1.4 $1.4 $1.1 Term loan & revolver Senior & convertible notes 1Q20 2Q20 2Q21 2Q22 2Q23 (1) Tangible common equity (TCE) represents Total stockholders’ equity reduced by Goodwill and intangible assets, net. Tangible assets (TA) represents Total assets reduced by Goodwill and intangible assets, net. TCE/TA is a non-GAAP financial measure. (2) Tangible book value per common share represents TCE divided by shares outstanding and is a non-GAAP financial measure. Capital allocation Tangible book value per share (TBVPS)⁽²⁾ $15.41 $16.99 $27.12 $31.75 $38.99 1Q20 2Q20 2Q21 2Q22 2Q23 Total company tangible common equity / tangible assets ratio (TCE / TA)⁽¹⁾ 3.1% 3.6% 6.4% 7.5% 9.4% 1Q20 2Q20 2Q21 2Q22 2Q23 +3x +33% CAGR Drive shareholder valueImprove capital metrics -55% Reduce debt levels $1.2 billion tangible common equity build since 2020 ~$24 increase in TBVPS since 2020Paid down $1.7 billion since 2020

13©2023 Bread Financial Full year 2022 actuals Full year 2023 outlook Commentary Average loans $17,768 million Up low- to mid- single digits • Updated based on our new and renewed brand partner announcements, visibility into our pipeline, moderation in consumer spending, strategic credit management actions, and the current economic outlook. Revenue $3,826 million Slightly above loan growth • Net interest margin is expected to remain similar to the 2022 full year rate of 19.2%. • Revenue guidance excludes the gain on portfolio sale. Total non-interest expenses $1,932 million Positive operating leverage • We will continue to strategically invest in technology modernization, marketing, and product innovation to drive growth and efficiencies. • With the magnitude of the gain on portfolio sale, we are investing $30 million of the gain in 2023 to accelerate our business transformation. Excluding the gain on portfolio sale from revenue and this $30 million investment from total expenses, we expect to achieve nominal positive operating leverage for the full year. Net loss rate 5.4% Low-to-mid 7% range • Our outlook is inclusive of the impacts of customer accommodations related to the 2022 transition of our credit card processing services, moderation in consumer spending, our credit management actions, as well as continued pressure on consumers’ ability to pay due to persistent inflation. • We remain confident in our long-term guidance of a through-the-cycle average net loss rate below our historical average of 6%. 2023 financial outlook Updated to reflect slower sales growth as a result of strategic credit tightening and moderation in consumer spending

Appendix © 2 0 2 2 B r e a d F i n a n c i a l | C o n f i d e n t i a l & P r o p r i e t a r y 1 4

15©2023 Bread Financial ($ in b ill io ns ) $15.3 $15.5 $16.1 $16.7 $17.0 $17.6 $19.8 $19.4 $17.7 $7.4 $7.4 $8.8 $6.9 $8.1 $7.7 $10.2 $7.4 $7.1 -5% 1% 2% 5% 11% 14% 23% 17% 4% Average loans Credit sales Year-over-year change in average loans 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Average loans and credit sales

Total non-interest expenses
Continuing operations

2Q23 vs. 2Q22 change in non-interest expenses


Employee comp. & benefits:
$26 14%
Card and processing:
$32 37%
Info. processing & comm.:
$14 23%
Marketing:
(20)% $(10)
Depreciation & amortization:
$5 17%
Other:
(17)% $(10)

Total non-interest expenses


12%
$473
$530
2Q22
2Q23
$ in millions

Efficiency ratio*


+3%
53%
56%
2Q22
2Q23

Total non-interest expenses increased 12% versus 2Q22

- Employee compensation and benefit costs increased due to increased headcount, which was driven by continued digital and technology modernization-related hiring and customer care and collections staffing, increased retirement benefits, and higher stock-based compensation.
- Card and processing expenses increased due primarily to increased fraud losses, higher direct mail and statement volumes, and customer service expenses.
- Information processing and communications expenses increased due to an increase in data processing expense driven by the transition of our credit card processing services and cloud modernization initiatives, as well as other software licensing expenses.

** Efficiency ratio represents Total non-interest expenses divided by Total net interest and non-interest income.*

bread financial
©2023 Bread Financial
16

Summary financial highlights

Continuing operations

($ in millions)	2Q23	2Q22	2Q23 vs 2Q22	1Q23	2Q23 vs 1Q23	YTD'23	YTD'22	YTD'23 vs YTD'22
Credit sales	$ 7,057	$ 8,140	(13%)	$ 7,373	(4%)	$ 14,430	$ 15,028	(4%)
Average credit card and other loans	$ 17,652	$ 17,003	4%	$ 19,405	(9%)	$ 18,528	$ 16,827	10%
End-of-period credit card and other loans	$ 17,962	$ 17,769	1%	$ 18,060	(1%)	$ 17,962	$ 17,769	1%
End-of-period direct-to-consumer deposits	$ 5,993	$ 4,191	43%	$ 5,630	6%	$ 5,993	$ 4,191	43%
Return on average assets[1]	1.2%	0.2%	1.0%	7.7%	(6.5%)	4.6%	2.1%	2.5%
Return on average equity[2]	9.4%	2.2%	7.2%	73.0%	(63.6%)	39.7%	19.9%	19.8%
Net interest margin[3]	18.7%	18.6%	0.1%	19.0%	(0.3%)	18.8%	19.0%	(0.2%)
Loan yield[4]	26.1%	25.0%	1.1%	26.6%	(0.5%)	26.4%	25.3%	1.1%
Efficiency ratio[5]	55.7%	52.9%	2.8%	42.2%	13.5%	47.9%	49.5%	(1.6%)
Tangible common equity / tangible assets ratio (TCE/TA)[6]	9.4%	7.5%	1.9%	9.1%	0.3%	9.4%	7.5%	1.9%
Tangible book value per common share[7]	$ 38.99	$ 31.75	22.8%	$ 38.44	1.4%	$ 38.99	$ 31.75	22.8%
Cash dividend declared per common share	$ 0.21	$ 0.21	—%	$ 0.21	—%	$ 0.42	$ 0.42	—%
Payment rate[8]	15.0%	15.3%	(0.3%)	15.6%	(0.6%)	15.0%	15.3%	(0.3%)
Delinquency rate[9]	5.5%	4.4%	1.1%	5.7%	(0.2%)	5.5%	4.4%	1.1%
Net loss rate[9]	8.0%	5.6%	2.4%	7.0%	1.0%	7.5%	5.2%	2.3%
Reserve rate	12.3%	11.2%	1.1%	12.3%	—%	12.3%	11.2%	1.1%

(1) Return on average assets represents annualized Income from continuing operations divided by average Total assets.
(2) Return on average equity represents annualized Income from continuing operations divided by average Total stockholders' equity.
(3) Net interest margin represents annualized Net interest income divided by average Total interest-earning assets.
(4) Loan yield represents annualized Interest and fees on loans divided by Average credit card and other loans.
(5) Efficiency ratio represents Total non-interest expenses divided by Total net interest and non-interest income.
(6) Tangible common equity (TCE) represents Total stockholders' equity reduced by Goodwill and intangible assets, net. Tangible assets (TA) represents Total assets reduced by Goodwill and intangible assets, net. TCE/TA is a non-GAAP financial measure.
(7) Tangible book value per common share represents TCE divided by shares outstanding and is a non-GAAP financial measure.
(8) Payment rate represents consumer payments during the last month of the period, divided by the beginning-of-month Credit card and other loans, including held for sale in applicable periods.
(9) Starting with 3Q22, the Delinquency and Net loss rates were impacted by the transition of our credit card processing services.

bread financial.
©2023 Bread Financial
17

Summary financial highlights

Continuing operations

($ in millions)	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	YTD'22	YTD'23
Credit sales	$ 7,401	$ 7,380	$ 8,778	$ 6,887	$ 8,140	$ 7,689	$ 10,166	$ 7,373	$ 7,057	$ 15,028	$ 14,430
Year-over-year change	*54%*	*20%*	*15%*	*14%*	*10%*	*4%*	*16%*	*7%*	*(13%)*	*12%*	*(4%)*
Average credit card and other loans	$ 15,282	$ 15,471	$ 16,086	$ 16,650	$ 17,003	$ 17,598	$ 19,820	$ 19,405	$ 17,652	$ 16,827	$ 18,528
Year-over-year change	*(5%)*	*1%*	*2%*	*5%*	*11%*	*14%*	*23%*	*17%*	*4%*	*8%*	*10%*
End-of-period credit card and other loans	$ 15,724	$ 15,690	$ 17,399	$ 16,843	$ 17,769	$ 18,126	$ 21,365	$ 18,060	$ 17,962	$ 17,769	$ 17,962
Year-over-year change	*(1%)*	*1%*	*4%*	*8%*	*13%*	*16%*	*23%*	*7%*	*1%*	*13%*	*1%*
End-of-period direct-to-consumer deposits	$ 2,398	$ 3,052	$ 3,180	$ 3,561	$ 4,191	$ 5,176	$ 5,466	$ 5,630	$ 5,993	$ 4,191	$ 5,993
Year-over-year change	*30%*	*79%*	*87%*	*66%*	*75%*	*70%*	*72%*	*58%*	*43%*	*75%*	*43%*
Return on average assets(1)	4.8%	3.7%	1.1%	4.0%	0.2%	2.4%	(2.2%)	7.7%	1.2%	2.1%	4.6%
Return on average equity(2)	56.4%	38.0%	11.1%	38.5%	2.2%	22.8%	(23.3%)	73.0%	9.4%	19.9%	39.7%
Net interest margin(3)	17.3%	18.9%	18.8%	19.4%	18.6%	19.9%	19.1%	19.0%	18.7%	19.0%	18.8%
Loan yield(4)	23.9%	25.6%	25.2%	25.6%	25.0%	27.2%	26.0%	26.6%	26.1%	25.3%	26.4%
Efficiency ratio(5)	55.5%	50.6%	50.0%	46.2%	52.9%	49.7%	53.1%	42.2%	55.7%	49.5%	47.9%
Tangible common equity / tangible assets ratio (TCE/TA)(6)	6.4%	7.2%	6.6%	7.8%	7.5%	8.0%	6.0%	9.1%	9.4%	7.5%	9.4%
Tangible book value per common share(7)	$ 27.12	$ 31.18	$ 28.09	$ 31.87	$ 31.75	$ 34.30	$ 29.42	$ 38.44	$ 38.99	$ 31.75	$ 38.99
Cash dividend declared per common share	$ 0.21	$ 0.21	$ 0.21	$ 0.21	$ 0.21	$ 0.21	$ 0.21	$ 0.21	$ 0.21	$ 0.42	$ 0.42
Payment rate(8)	17.6%	16.7%	17.2%	17.7%	15.3%	15.5%	16.4%	15.6%	15.0%	15.3%	15.0%
Delinquency rate	3.3%	3.8%	3.9%	4.1%	4.4%	5.7%	5.5%	5.7%	5.5%	4.4%	5.5%
Net principal loss rate	5.1%	3.9%	4.4%	4.8%	5.6%	5.0%	6.3%	7.0%	8.0%	5.2%	7.5%
Reserve rate	10.4%	10.5%	10.5%	10.8%	11.2%	11.4%	11.5%	12.3%	12.3%	11.2%	12.3%

(1) Return on average assets represents annualized Income from continuing operations divided by average Total assets.
(2) Return on average equity represents annualized Income from continuing operations divided by average Total stockholders' equity.
(3) Net interest margin represents annualized Net interest income divided by average Total interest-earning assets.
(4) Loan yield represents annualized Interest and fees on loans divided by Average credit card and other loans.
(5) Efficiency ratio represents Total non-interest expenses divided by Total net interest and non-interest income.
(6) Tangible common equity (TCE) represents Total stockholders' equity reduced by Goodwill and intangible assets, net. Tangible assets (TA) represents Total assets reduced by Goodwill and intangible assets, net. TCE/TA is a non-GAAP financial measure.
(7) Tangible book value per common share represents TCE divided by shares outstanding and is a non-GAAP financial measure.
(8) Payment rate represents consumer payments during the last month of the period, divided by the beginning-of-month Credit card and other loans, including held for sale in applicable periods.

bread financial.
©2023 Bread Financial
18

Financial results

Continuing operations

($ in millions, except per share)	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	YTD'22	YTD'23
Total interest income	$ 915	$ 994	$ 1,017	$ 1,068	$ 1,073	$ 1,218	$ 1,325	$ 1,335	$ 1,197	$ 2,141	$ 2,531
Total interest expense	100	91	84	79	95	133	195	218	205	174	422
Net interest income	**815**	**903**	**933**	**989**	**978**	**1,085**	**1,130**	**1,117**	**992**	**1,967**	**2,109**
Total non-interest income	(51)	(52)	(78)	(68)	(85)	(106)	(97)	172	(40)	(153)	132
Revenue	**764**	**851**	**855**	**921**	**893**	**979**	**1,033**	**1,289**	**952**	**1,814**	**2,241**
Net principal losses	194	152	176	199	238	218	312	342	351	438	694
Reserve (release) build	(208)	9	187	(6)	166	86	380	(235)	(15)	160	(252)
Provision for credit losses	(14)	161	363	193	404	304	692	107	336	598	442
Total non-interest expenses	424	431	427	426	473	486	548	544	530	897	1,075
Income (loss) before income taxes	**354**	**259**	**65**	**302**	**16**	**189**	**(207)**	**638**	**86**	**319**	**724**
Provision for income taxes	91	53	4	91	4	55	(73)	183	22	95	205
Net income (loss)	**$ 263**	**$ 206**	**$ 61**	**$ 211**	**$ 12**	**$ 134**	**$ (134)**	**$ 455**	**$ 64**	**$ 224**	**$ 519**
Net income (loss) per diluted share	$ 5.25	$ 4.11	$ 1.21	$ 4.21	$ 0.25	$ 2.69	$ (2.68)	$ 9.08	$ 1.27	$ 4.47	$ 10.34
Weighted average shares outstanding – diluted	50.0	50.0	50.0	50.0	49.9	49.9	50.0	50.1	50.3	50.0	50.2
Pretax pre-provision earnings (PPNR)*	**$ 340**	**$ 420**	**$ 428**	**$ 495**	**$ 420**	**$ 493**	**$ 485**	**$ 745**	**$ 422**	**$ 917**	**$ 1,166**
Less: Gain on portfolio sale	—	(10)	—	—	—	—	—	(230)	—	—	(230)
PPNR less gain on portfolio sale*	$ 340	$ 410	$ 428	$ 495	$ 420	$ 493	$ 485	$ 515	$ 422	$ 917	$ 936

* *PPNR and PPNR less gain on portfolio sale are non-GAAP financial measures. See "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures".*

bread financial.
©2023 Bread Financial
19

20©2023 Bread Financial 2Q23 YTD'23 ($ in millions) Average balance Interest income / expense Average yield / rate Average balance Interest income / expense Average yield / rate Cash and investment securities $ 3,613 $ 44 4.9% $ 3,851 $ 90 4.7% Credit card and other loans 17,652 1,153 26.1% 18,528 2,441 26.4% Total interest-earning assets 21,265 1,197 22.5% 22,379 2,531 22.6% Direct-to-consumer (Retail) 5,824 58 4.0% 5,691 106 3.7% Wholesale deposits 7,250 69 3.8% 7,558 138 3.6% Interest-bearing deposits 13,074 127 3.9% 13,249 244 3.7% Secured borrowings 2,887 49 6.6% 3,727 118 6.4% Unsecured borrowings 1,801 29 6.5% 1,857 60 6.4% Interest-bearing borrowings 4,688 78 6.6% 5,584 178 6.4% Total interest-bearing liabilities $ 17,762 $ 205 4.6% $ 18,833 $ 422 4.5% Net interest income $ 992 $ 2,109 Net interest margin* 18.7% 18.8% * Net interest margin represents annualized Net interest income divided by average Total interest-earning assets. Net interest margin

21©2023 Bread Financial ($ in millions, except per share amounts) 2Q23 2Q22 $ Chg % Chg YTD'23 YTD'22 $ Chg % Chg Income from continuing operations, net of taxes $ 64 $ 12 $ 52 nm $ 519 $ 224 $ 295 nm (Loss) income from discontinued operations, net of taxes (16) — (16) nm (16) (1) (15) nm Net income $ 48 $ 12 $ 36 nm $ 503 $ 223 $ 280 nm Net income per diluted share from continuing ops $ 1.27 $ 0.25 $ 1.02 nm $ 10.34 $ 4.47 $ 5.87 nm Net (loss) income per diluted share from discontinued ops $ (0.32) $ — $ (0.32) nm $ (0.32) $ (0.01) $ (0.31) nm Net income per diluted share $ 0.95 $ 0.25 $ 0.70 nm $ 10.02 $ 4.46 $ 5.56 nm Weighted average shares outstanding – diluted (in millions) 50.3 49.9 50.2 50.0 Financial results nm – Not meaningful, denoting a variance of 100 percent or more.

Capital and liquidity

Parent level:

- Liquidity as of June 30, 2023, of $0.9 billion, consisting of cash plus revolver capacity
- Prudent interest rate management with no held-to-maturity securities

Bank level (combined banks*):

- As of June 30, 2023, the banks finished the quarter with $3.1 billion in cash on hand and $3.2 billion in equity
- Total risk-based capital ratio at 19.8% - nearly double the 10% threshold to be considered well-capitalized; CET1 at 18.4%
- Funding in place to support expected growth outlook – with continued long-term strategic focus on retail deposit growth



Total company tangible common equity/ tangible assets ratio(1)
+1.9%
7.5%
9.4%
2Q22
2Q23

Combined banks* capital ratios	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23
Common equity tier 1 capital ratio[2]	22.1%	22.6%	20.0%	20.8%	20.1%	19.4%	17.0%	20.2%	18.4%
Tier 1 capital ratio[3]	22.1%	22.6%	20.0%	20.8%	20.1%	19.4%	17.0%	20.2%	18.4%
Total risk-based capital ratio[4]	23.4%	23.9%	21.3%	22.1%	21.5%	20.7%	18.3%	21.6%	19.8%
Tier 1 leverage capital ratio[5]	19.2%	19.5%	18.6%	18.2%	17.7%	16.3%	15.6%	16.1%	16.1%

* Combined bank level figures are derived from combining the financials of Comenity Bank and Comenity Capital Bank.



Total company tangible common equity + credit reserves rate(6)
+6.9%
16.3%
18.4%
19.0%
20.1%
23.2%
1Q20
2Q20
2Q21
2Q22
2Q23

(1) Tangible common equity (TCE) represents Total stockholders' equity reduced by Goodwill and intangible assets, net. Tangible assets (TA) represents Total assets reduced by Goodwill and intangible assets, net. TCE/TA is a non-GAAP financial measure.
(2) The Common Equity Tier 1 capital ratio represents common equity tier 1 capital divided by total risk-weighted assets.
(3) The Tier 1 capital ratio represents tier 1 capital divided by total risk-weighted assets.
(4) The Total Risk-based capital ratio represents total capital divided by total risk-weighted assets.
(5) The Tier 1 Leverage capital ratio represents tier 1 capital divided by total average assets, after certain adjustments.
(6) The "Tangible common equity + credit reserves rate" is calculated as the sum of Tangible common equity and Allowance for credit losses divided by End-of-period credit card and other loans.

bread financial.

©2023 Bread Financial 22

Reconciliation of GAAP to non-GAAP financial measures

($ in millions)	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	YTD'22	YTD'23
Pretax pre-provision earnings (PPNR)											
Income (loss) before income taxes	$ 354	$ 259	$ 65	$ 302	$ 16	$ 189	$ (207)	$ 638	$ 86	$ 319	$ 724
Provision for credit losses	(14)	161	363	193	404	304	692	107	336	598	442
Pretax pre-provision earnings (PPNR)	**$ 340**	**$ 420**	**$ 428**	**$ 495**	**$ 420**	**$ 493**	**$ 485**	**$ 745**	**$ 422**	**$ 917**	**$ 1,166**
Less: Gain on portfolio sale	—	(10)	—	—	—	—	—	(230)	—	—	(230)
PPNR less gain on portfolio sale	$ 340	$ 410	$ 428	$ 495	$ 420	$ 493	$ 485	$ 515	$ 422	$ 917	$ 936

	1Q20	2Q20	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	YTD'22	YTD'23
Tangible common equity (TCE)													
Total stockholders' equity	$ 1,088	$ 1,155	$ 2,048	$ 2,246	$ 2,086	$ 2,268	$ 2,275	$ 2,399	$ 2,265	$ 2,716	$ 2,736	$ 2,275	$ 2,736
Less: Goodwill and intangible assets, net	(354)	(345)	(699)	(694)	(687)	(682)	(694)	(690)	(799)	(790)	(780)	(694)	(780)
Tangible common equity (TCE)	**$ 734**	**$ 810**	**$ 1,349**	**$ 1,552**	**$ 1,399**	**$ 1,586**	**$ 1,581**	**$ 1,709**	**$ 1,466**	**$ 1,926**	**$ 1,956**	**$ 1,581**	**$ 1,956**
Tangible assets (TA)													
Total assets	$ 24,235	$ 22,867	$ 21,812	$ 22,257	$ 21,746	$ 20,938	$ 21,811	$ 21,960	$ 25,407	$ 21,970	$ 21,609	$ 21,811	$ 21,609
Less: Goodwill and intangible assets, net	(354)	(345)	(699)	(694)	(687)	(682)	(694)	(690)	(799)	(790)	(780)	(694)	(780)
Tangible assets (TA)	**$ 23,881**	**$ 22,522**	**$ 21,113**	**$ 21,563**	**$ 21,059**	**$ 20,256**	**$ 21,117**	**$ 21,270**	**$ 24,608**	**$ 21,180**	**$ 20,829**	**$ 21,117**	**$ 20,829**

bread financial
©2023 Bread Financial
23

24©2023 Bread Financial 5.6% 6.3% 7.0% 7.6% 5.8% 6.0% 5.0% 5.1% 3.9% 4.4% 4.8% 5.6% 5.0% 6.3% 7.0% 8.0% 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 5.9% 5.8% 6.0% 4.3% 4.7% 4.4% 3.8% 3.3% 3.8% 3.9% 4.1% 4.4% 5.7% 5.5% 5.7% 5.5% 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 5 year peak rate: 8.0% 5 year low rate: 3.9% 5 year avg rate: ~6.0% 5 year peak rate: 6.0% 5 year avg rate: ~5.0% 5 year low rate: 3.3% Credit quality trends (2) (1) Peak Delinquency and Net loss rates occurred in 2009. (2) The 2Q22 Net loss rate includes a 30 basis point increase from the effects of the purchase of previously written-off accounts that were sold to a third-party debt collection agency. Note: Starting with 3Q22, the Delinquency and Net loss rates were impacted by the transition of our credit card processing services. Delinquency rates Net loss rates 15 year peak rate(1): 10.0% 15 year peak rate(1): 6.2%